UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  July 11, 2008
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                               Exterra Energy Inc.
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             (Exact name of Registrant as specified in its Charter)

            Nevada                      000-52319                20-5086877
 ----------------------------      ------------------        -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


              1717 St. James Place, Suite 205, Houston, Texas 77056
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               (Address of principal executive offices) (Zip Code)


                                  713-877-8847
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Company announces that effective July 8, 2008 that Mr. John Punzo was named Chairman of the Board of Directors and Chief Executive Officer. Mr. Ray Ledesma resigned as Chief Executive Officer and will remain President and a member of the Board of Directors in addition to taking on the duties of Chief Operating Officer of the Company. Mr. Ledesma has no disagreement with the Company on any matters relating to the Company's operations, policies or practices.

     John Punzo was the Chief Executive Officer, Chairman of out Board of Directors and a director from April 2005 until December 2007 of Wentworth Energy, Inc., a publically traded oil and gas company whose shares are quoted on the OTC Bulletin Board. He has continued as a director of that company since his resignation as Chief Executive Officer and Chairman of the Board in December 2007. From January 1999 to January 2004, Mr. Punzo was President and Chief Executive Officer of Sonoran Energy Inc. (formerly Showstar Online.com, Inc.), an oil and gas company whose shares are quoted on the OTC Bulletin Board. Mr. Punzo was involved in the restructuring of that company into a successful energy producer until his departure to further develop his energy consultancy and private management group. Since 1981, Mr. Punzo has played a key role in launching, directing and obtaining the funding for a number of public and private companies. Mr. Punzo is also the sole shareholder, director and officer of each of Panterra Capital Inc. and Paradigm Process Inc., private consulting companies offering the following management services: supervision of day to day operations, identifying and negotiating the purchase of oil and gas properties, locating and securing financing, hiring and terminating personnel, overseeing regulatory compliance, and responding to investor inquiries. Mr. Punzo resides in Canada.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         EXTERRA ENERGY INC.,


                                         /s/ Ray Ledesma
                                         RAY LEDESMA
                                         President

                                         Dated: July 11, 2008